Principal joint operations	12 Months Ended
Dec. 31, 2022
Disclosure of joint operations [abstract]
Principal joint operations
31     Principal joint operations
At 31 December 2022

Company and country of incorporation/operation	Principal activities	Group interest (%)
Australia
Tomago Aluminium Joint Venture	Aluminium smelting	51.6
Gladstone Power Station Joint Venture	Power generation	42.1
Hope Downs Joint Venture	Iron ore mining	50
Queensland Alumina Limited(a)(b)	Alumina production	80
Pilbara Iron Arrangements	Infrastructure, corporate and mining services	See other relevant judgments call out box below
New Zealand
New Zealand Aluminium Smelters Limited(a)(b)	Aluminium smelting	79.4
Canada
Aluminerie Alouette Inc.	Aluminium production	40
US
Pechiney Reynolds Quebec Inc(b)(c)	Aluminium smelting	50.2
(a)Although the Group has a 79.4% interest in New Zealand Aluminium Smelters Limited and an 80% interest in Queensland Alumina Limited, decisions about activities that significantly affect the returns that are generated require agreement of both parties to the arrangements, giving rise to joint control, refer to other relevant judgments below.
(b)Queensland Alumina Limited, New Zealand Aluminium Smelters Limited and Pechiney Reynolds Quebec Inc. are joint arrangements that are primarily designed for the provision of output to the parties sharing joint control; this indicates that the parties have rights to substantially all the economic benefits of the assets. The liabilities of the arrangements are in substance satisfied by cash flows received from the parties; this dependence indicates that the parties in effect have obligations for the liabilities. It is these facts and circumstances that gives rise to the classification of these entities as joint operations.
(c)Pechiney Reynolds Quebec Inc. has a 50.1% interest in the Aluminerie de Bécancour, Inc. aluminium smelter, which is located in Canada. As Rio Tinto owns 50.2% of Pechiney Reynolds Quebec Inc our effective ownership of the Becancour smelter is 25.1%.
31     Principal joint operations continued

Other relevant judgments - Basis of consolidation of Queensland Alumina Limited (‘QAL’)
Judgment is sometimes required to assess whether, after considering all relevant factors, we have control or joint control. QAL is 80% owned by Rio Tinto and 20% owned by RUSAL. Typically such ownership interests would provide control; however, we have determined in this case that the shareholders’ agreement, which requires unanimous agreement over certain relevant activities of QAL, means that this non-managed operation is jointly controlled. The entity operates the joint operation on a tolling basis, processing bauxite supplied by the shareholders into alumina, which they off-take in their respective ownership share.
Following the Australian Governments’s imposition of Trade Sanctions against Russia, QAL considered that they were no longer able to process bauxite on behalf of RUSAL and therefore enacted the “step-in” clause of the shareholders’ agreement that enabled Rio Tinto to contribute additional bauxite tonnes to ensure that 100% of production capacity was maintained. The decisions requiring unanimous consent referred to above are restricted during the step-in period.
Due to the step-in, we have re-assessed whether our conclusion of having joint control is still valid, considering we own 80% of the entity but currently take all plant production. If this resulted in our control of QAL we would need to account for that change as a business combination. Based on the following facts:
–RUSAL has commenced proceedings in the Australian Federal Court contending that the sanctions should not apply in these circumstances and therefore the step-in rights should not apply; and
–the continued operation of the shareholders’ agreement, incorporating the “step-in” clause, we have concluded that we have joint control of the entity at 31 December 2022 and therefore continue to account for QAL as a joint operation.

Other relevant judgments - Accounting for the Pilbara Iron Arrangements
A number of arrangements are in place amongst the Australian Iron Ore operations, managed by Rio Tinto, which allow their respective assets to be operated as a single integrated network across the Pilbara region. In assessing the Pilbara Iron Arrangements, it has been concluded that they collectively constitute a joint operation on the basis that decisions about relevant activities require unanimous consent. The resulting efficiencies are shared between Rio Tinto and Robe River Iron Associates (Robe River), and the parties fund all of the cash flow requirements of Pilbara Iron (Company) Services Pty Ltd and Pilbara Iron Pty Ltd.
Each of the partners in the joint operation is able to request the other to construct assets on their tenure to increase the capacity of the rail and port infrastructure network. The requesting partner’s (Asset User’s) share of the capacity of the network will increase by the capacity of the newly constructed asset, but generally that capacity may be provided from any of the network assets. The Asset User will pay an annual charge (Committed Use Charge – “CUC”) over a contractually specified period irrespective of network usage. The constructing partner (Asset Owner) has an ongoing obligation to make available capacity from those assets and to maintain the assets in good working order as required under relevant State Agreements and associated tenure. The arrangements are managed through two wholly owned subsidiaries: Pilbara Iron (Company) Services Pty Ltd and Pilbara Iron Pty Ltd.
We have also considered whether the CUC arrangements give rise to a lease between the Asset Owner and the Asset User. We have concluded that they do not, as there is no specified asset; rather the Asset User has a first priority right to the capacity in the CUC asset. This treatment was grandfathered on adoption of IFRS 16 on 1 January 2019, following assessment under the preceding standards IAS 17 “Leases” and IFRIC 4 “Determining whether an arrangement contains a lease”, with no change to the conclusion under IFRS 16 for subsequent expenditure subject to the existing CUC arrangements. Management considers that these arrangements are unique and has used judgment to apply the principles of IFRS to the accounting for the arrangements as described above. The obligation of the Asset Owner to make capacity available is fulfilled over time and not at a point in time. The CUC arrangement is therefore an executory contract as defined under IAS 37, whereby neither party has performed any of its obligations, or both parties have partially performed their obligations to an equal extent, and so the CUC payments are expensed as incurred. An alternative interpretation of the fact pattern could have resulted in a gross presentation in the Group’s balance sheet with an asset and a corresponding liability to reflect the present value of the CUC payments. The Asset User is a wholly owned subsidiary of Rio Tinto, whereas the Asset Owner is a joint operation. This impact would be some US$948 million (calculated on the basis of grossing up the tax written down value of the CUC assets). Other methods of calculating the gross-up might give rise to different numbers.